SCHEDULE 14A
                        SOLICITING MATERIAL - RULE 14A-12

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Pursuant to or Rule 14a-12

[ ] Confidential,  for  Use  of  the  Commision  Only  (as  permitted  by  Rule
    14a-6(e) (2))

                        Financial Industries Corporation
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                (Name of Registrant as Specified in its Charter)
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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


This filing is being made pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended. The Company issued the following information in a press release on March 2, 2003.

                   FINANCIAL INDUSTRIES CORPORATION ANNOUNCES
                            COMPANY IS NOT FOR SALE

AUSTIN, Texas - (BUSINESS WIRE) - March 2, 2003 - Upon review of the recommendations of its appointed Special Committee, the Board of Directors of Financial Industries Corporation (FIC) today authorized overwhelmingly the implementation of the business plan of the company's new management team over any other strategic alternative.

"The Special Committee made its recommendations to the Board based on various factors, including the data provided by the investment bankers, Solomon Smith Barney," said Richard Kosson, chairman of the Special Committee. "We determined it is in the best interests of FIC shareholders to allow our new management to implement its business plan for the company. The new plan is designed to pursue profitable growth opportunities and may include marketing alliances, distribution relationships, joint ventures and selective acquisitions that would enhance the growth and profitability of its core insurance businesses."

The members of the Special Committee retained the investment banker at the end of January to perform a valuation analysis of FIC and to explore other strategic alternatives. Among the alternatives considered were a sale of the company consistent with recent unsolicited indications of interest in FIC and various management alternatives including: an increased operating efficiency strategy; a growth through acquisitions strategy; and a marketing alliances strategy.
Through an exhaustive study of all business projections and financial assumptions, it was determined that pursuing any, or all, of the management plan was more advantageous to shareholder value than the sale, merger, or consolidation of the company.

The vote of the Board was 10 to 1 in favor of accepting the recommendations of the Special Committee and included the unanimous support of all 5 independent directors.

"The Board has expressed a confidence in the people and management of FIC with this vote," said Eugene E. Payne, President, CEO and Chairman of the Board. "As we continue to implement our growth plan, we look forward to sharing more details of our plan with shareholders."

FIC, through its various subsidiaries,  markets and underwrites  individual life
insurance  and  annuity   products.   For  more   information   on  FIC,  go  to
http://www.ficgroup.com


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


Cautionary Statement Regarding Forward-Looking Information

The following release contains certain "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. All statements contained herein that are not clearly historical in nature are forward looking and the words "anticipate," "believe," "expect," "estimate," "project," and similar expressions are generally intended to identify forward-looking statements. The forward-looking statements in this release include statements addressing future financial condition and operating results. Economic, business, competitive and/or regulatory factors affecting the Company's businesses are examples of factors, among others, that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these and other factors is set forth in the Company's Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2001, and its other filings with the SEC. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Important Additional Information Will Be Filed with the SEC

The Company plans to file with the Securities and Exchange Commission (the "SEC") and mail to its shareholders a Proxy Statement in connection with the Company's 2003 annual meeting of shareholders. The Proxy Statement will contain important information about the Company and the matters to be voted on at the annual meeting. Shareholders are urged to read the Proxy Statement carefully when it becomes available. Shareholders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. In addition, shareholders will be able to obtain free copies of the Proxy Statement from the Company by contacting Bob Bender, the Company's director of investor relations, at 512-404-5080.

Participant Information

The Company and certain of its directors, director nominees and executive officers may be deemed to be participants in the solicitation of proxies in respect of the annual meeting and the matters to be voted on at such meeting. Information regarding the Company's directors, director nominees and executive officers may be obtained by reading the Company's Annual Report on Form 10-K for the year ended December 31, 2001 and its definitive proxy statement filed April 29, 2002 in connection with the Company's annual meeting of shareholders held on June 4, 2002. Additional information regarding the participants in the solicitation may be obtained by reading the Proxy Statement in connection with the Company's 2003 annual meeting of shareholders when it becomes available.


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